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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 15, 2003

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                               VICAL INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

       Delaware                      000-21088                   93-0948554
(State or Jurisdiction        (Commission File Number)        (I.R.S. Employer
   of Incorporation)                                         Identification No.)

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       10390 Pacific Center Court
         San Diego, California                                   92121-4340
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (858) 646-1100

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ITEM 9. REGULATION FD DISCLOSURE.

On May 15, 2003, Vical Incorporated issued a press release announcing a revision of its financial results for the quarter ended March 31, 2003. A copy of the press release is filed as Exhibit 99.1 to this Current Report.

The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report, and the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VICAL INCORPORATED


Date: May 15, 2003                  By: /s/ Martha J. Demski
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                                        Martha J. Demski
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary
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Exhibit Index

Exhibit
Number      Description
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99.1        Press Release issued by Vical Incorporated on May 15, 2003